Exhibit 21
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – Fiscal 2022

Entity Name	Jurisdiction
1994 Inc. Ltd.	UK
530 Park Ave 10-F, LLC	US
530 Park Ave 14-H, LLC	US
Administradora Mexicana de Servicios S de RL de CV	Mexico
ALL'CROWN SA	Argentina
Altra LLC	US
C.C.R.L., LLC	US
Chapter 4 Corp	US
Cherry SAS	France
Ciliegia Srl	Italy
Dickies de Honduras SA de CV	Honduras
Dickies de Parras S de RL de CV	Mexico
DSI Enterprises, LLC	US
GFYS, LLC	US
GREENSPORT MONTE BIANCO	Italy
Icebreaker Apparel LLC	US
Icebreaker Australia Pty	Australia
Icebreaker Australia Retail Pty	Australia
Icebreaker Europe Limited	New Zealand
Icebreaker Holdings Limited	New Zealand
Icebreaker Licensing LLC	US
Icebreaker Merino Clothing Europe Ltd.	New Zealand
Icebreaker New Zealand Limited	New Zealand
Icebreaker Pure Merino GmbH	Germany
Industrial Laundry Services, LLC	US
Industrias Coahuila de Zaragosa S de RL de CV	Mexico
INVERSIONES INMOBILIARIES AUSTRALES SA	Argentina
INVERSIONES VF CHILE DOS LTDA	Chile
INVERSIONES VF CHILE LTDA	Chile
IW Holdings, LLC	US
JanSport Apparel Corp.	US
Kipling Apparel Corp.	US
Kipling Holdings LLC	US
Kirsche GmbH	Germany
Lee Bell, Inc.	US
Lucy Apparel LLC	US
NII Sales - Texas LLC	US
North East Rig-Out Limited	Scotland
North Elm Properties LLC	US
Pro Skate Park Organization, LLC	US
SERVICIOS Y PROMOCIONES TEXTILES LTDA	Chile
South Cone, Inc	US

Entity Name	Jurisdiction
Supreme Holdings, Inc.	US
Supreme Intermediate Holdings, Inc.	US
T.I. Venture Group, Inc	US
TBL INVESTMENTS HOLDING GMBH	Switzerland
TBL LICENSING LLC	US
The North Face Apparel Corp	US
THE NORTH FACE ITALY SRL	Italy
THE NORTH FACE SAGL	Switzerland
THE RECREATIONAL FOOTWEAR CO.	Cayman
TIMBERLAND ASIA LLC	US
TIMBERLAND EUROPE BV	Netherlands
TIMBERLAND HK TRADING LTD.	Hong Kong
Timberland International, LLC	US
VANS SPAIN SL	Spain
Vans, Inc	US
VF (Cambodia) Sourcing Co., Ltd.	Cambodia
VF (J) FRANCE SAS	France
VF (J) NEDERLAND BV	Netherlands
VF (J) NETHERLANDS SERVICES BV	Netherlands
VF Apollo Investments Limited	UK
VF Apollo Singapore Pte. Ltd.	Singapore
VF Apparel Espana S.L.U. (FKA VF JEANSWEAR ESPANA SL)	Spain
VF APPAREL PORTUGAL, LDA	Portugal
VF ASIA LTD	Hong Kong
VF Asia Sourcing Ltd	Hong Kong
VF AUSTRIA GMBH	Austria
VF Belgium BV (FKA VF BELGIUM BVBA)	Belgium
VF BRANDS MALAYSIA SDN BHD (f/k/a TIMBERLAND LIFESTYLE BRAND MALAYSIA SDA. BHD.)	Malaysia
VF BRANDS PTE. LTD. (f/k/a TIMBERLAND CO. (ASIA PAC) PTE. LTD.)	Singapore
VF BRANDS TAIWAN LTD. (f/k/a Timberland Taiwan Ltd.)	Taiwan
VF CH Apollo Sagl	Switzerland
VF CH HOLDINGS GMBH	Switzerland
VF CH MEXICO INVESTMENTS SAGL (FKA VF INTERNATIONAL HOLDINGS LLC)	Switzerland
VF CHINA LTD.	China
VF CH-MEX Holdings LLC	US
VF CIS LLC	Russia
VF COMERCIALIZADORA LTDA ( F.K.A. VF CHILE SA)	Chile
VF Corporation	US
VF CZECH SERVICES SRO	Czech Republic
VF CZECH SRO	Czech Republic
VF DE ARGENTINA SA	Argentina
VF DO BRAZIL LTDA	Brazil
VF EGE GIYIM SANAYI VE TICARET LIMITED SIRKETI	Turkey
VF EUROPE BV (FKA VF EUROPE BVBA)	Belgium
VF GERMANY SERVICES GMBH	Germany

Entity Name	Jurisdiction
VF GERMANY TEXTILE-HANDELS GMBH	Germany
VF HELLAS EPE	Greece
VF HOLDING SAGL	Switzerland
VF HOLDINGS MEXICO LLC	US
VF HONG KONG LIMITED	Hong Kong
VF Intellectual Property Services, Inc	US
VF INTERNATIONAL HOLDING GmbH	Switzerland
VF INTERNATIONAL SAGL	Switzerland
VF Investments Holding GmbH	Switzerland
VF INVESTMENTS NETHERLANDS BV	Netherlands
VF IP Holdings LLC	US
VF ISRAEL (APPAREL) LTD	Israel
VF ITALIA SRL (FKA VF ITALY RETAIL S.R.L.)	Italy
VF JAPAN KK (f/k/a TIMBERLAND JAPAN INC)	Japan
VF JEANSWEAR ARGENTINA SRL	Argentina
VF KOREA LIMITED LIABILITY COMPANY (FKA VF KOREA LIMITED)	South Korea
VF LUXEMBOURG SARL	Luxembourg
VF Management Service Italy S.r.l. (FKA GS HOLDING SRL)	Italy
VF NL IMAGEWEAR B.V.	Netherlands
VF NORTHERN EUROPE LIMITED	UK
VF NORTHERN EUROPE SERVICES LIMITED	UK
VF NORWAY AS	Norway
VF OUTDOOR (CANADA) CO	Canada
VF Outdoor LLC	US
VF OUTDOOR MEXICO S DE RL DE CV (fka Vans Latinoamericana)	Mexico
VF OUTDOOR SERVICES S DE RL DE CV	Mexico
VF PANAMA SOURCING SERVICES S. DE R.L.	Panama
VF PLAYWEAR DOMINICANA SA	Dominican Republic
VF Playwear LLC	US
VF POLSKA DISTRIBUTION SP ZO O	Poland
VF Receivables LP	US
VF Receivables Services LLC	US
VF SAGEBRUSH ENTERPRISES LLC	US
VF SALES SAGL	Switzerland
VF SCANDINAVIA ApS	Denmark
VF Services, LLC	US
VF Servicios de Guatemala Srl	Guatemala
VF SERVICIOS DE HONDURAS SA	Honduras
VF Servicios de Nicaragua Srl.	Nicaragua
VF SERVICIOS EL SALVADOR LTDA. DE CV	El Salvador
VF Shanghai Enterprise Company	China
VF SHANGHAI LIMITED	China
VF SHANGHAI SOURCING LIMITED	China
VF Singapore Overseas Services Pte Ltd	Singapore
VF Solutions, LLC (FKA VF LSG Holdings, LLC)	US
VF SOURCING INDIA PRIVATE LIMITED	India

Entity Name	Jurisdiction
VF SOURCING THAILAND LTD	Thailand
VF SWEDEN AB	Sweden
VF Switzerland Enterprises GmbH (fka Icebreaker Switzerland Sarl)	Switzerland
VF TAIWAN LIMITED	Taiwan
VF TRANSGLOBAL GMBH	Switzerland
VF Treasury Services LLC	US
VF Venture Direct Investments, LLC	US
VF Venture Enterprises, LLC	US
VF Vietnam Sourcing Limited	Vietnam
VFC Servicios Dominicana, S.R.L.	Dominican Republic
VFSE Investments, LLC	US
VFSLA Commercial Services, LLC	US
Walls Holding Company LLC	US
Walls Industries LLC	US
W-D APPAREL COMPANY LLC	US
W-D Licensing, LLC	US
WD Supply Holding Limited (HK)	Hong Kong
Williamson Industries Ltd.	Belize
Williamson-Dickie APAC Holding Company Ltd.	Hong Kong
Williamson-Dickie Apparel Trading (Shanghai) Ltd.	China
Williamson-Dickie Canada Co.	Canada
Williamson-Dickie Europe Holdings Ltd.	UK
Williamson-Dickie Europe Ltd.	UK
Williamson-Dickie HK Holding Company, Ltd.	Hong Kong
Williamson-Dickie Holding Co-Mexico S de RL de CV	Mexico
Williamson-Dickie Middle East FZE	UAE
Wooster GK (FKA Supreme Japan Co., Ltd.)	Japan
World Jeans VF Asia Ltd	Egypt
Worldwide Workwear Ltd.	UK
Ying Tao Trading (Shanghai) Co. Ltd.	China
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.